UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2019 (October 25, 2018)

RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction
of Incorporation)

001-38248	46-3951329
(Commission File Number)	(I.R.S. Employer Identification No.)
1350 Lakeshore Drive Suite 160 Coppell, Texas	75019
(Address of Principal Executive Offices)	(Zip Code)

(469) 250-1185
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by RumbleOn, Inc. (the “Company”) on October 31, 2018 (the “Original 8-K”) announcing the completion of (i) the merger (the “Wholesale Merger”) of Wholesale Holdings, Inc., a Tennessee corporation (“Holdings”), with and into the Company’s newly-formed acquisition subsidiary RMBL Tennessee, LLC, a Delaware limited liability company (“Merger Sub”), with Merger Sub surviving the Wholesale Merger as a wholly-owned subsidiary of the Company, and Wholesale, LLC, a Tennessee limited liability company and previously a wholly-owned subsidiary of Holdings (“Wholesale”), becoming a wholly-owned subsidiary of Merger Sub, pursuant to an Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated October 25, 2018, by and among the Company, Merger Sub, Holdings, Wholesale, Steven Brewster and Janelle Brewster (each a “Stockholder”, and together the “Stockholders”), Steven Brewster, a Tennessee resident, as the representative of each Stockholder, and, for the limited purposes of Section 5.8, Marshall Chesrown and Steven R. Berrard, and (ii) the acquisition of all of the membership interests in Wholesale Express, LLC, a Tennessee limited liability company (“Wholesale Express”), pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”), dated October 25, 2018, by and among the Company, Mr. Brewster and Justin Becker (together the “Express Sellers”), and Mr. Brewster as representative of the Express Sellers (the “Express Acquisition,” and together with the Wholesale Merger, the “Acquisitions”). Following the Wholesale Merger, Wholesale was converted from a limited liability company to a corporation under the name Wholesale, Inc.

In the Original 8-K, the Company indicated that it would file the historical and pro forma financial information required under Item 9.01 with respect to the Acquisitions within 71 days of the due date of the Original 8-K, as permitted by the SEC rules.  The Company is now filing this Amendment No. 1 to include the required financial statements and pro forma financial information as a result of the completion of the Acquisitions. Except as indicated above and below, all other information in the Original 8-K remains unchanged.

Item 9.01.
Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited historical financial statements of Wholesale, Inc. for the years ended December 31, 2015, 2016 and 2017 and Wholesale Express for the years ended December 31, 2016 and 2017 are filed herewith as Exhibits 99.1 and 99.2, respectively, and the unaudited financial statements of Wholesale, Inc. and Wholesale Express for the nine months ended September 30, 2018 are filed herewith as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information for the Company, after giving effect to the Acquisitions and adjustments described in such pro forma information, are attached hereto as Exhibit 99.5, and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Henderson, Hutcherson & McCullough, PLLC.
23.2	Consent of Henderson, Hutcherson & McCullough, PLLC.
99.1	The audited historical financial statements of Wholesale, Inc., for the years ended December 31, 2015, 2016 and 2017.
99.2	The audited historical financial statements of Wholesale Express, LLC, for the years ended December 31, 2016 and 2017.
99.3	The unaudited financial statements of Wholesale, Inc., for the nine months ended September 30, 2018.
99.4	The unaudited financial statements of Wholesale Express, LLC, for the nine months ended September 30, 2018.
99.5	The unaudited pro forma financial information for RumbleOn, Inc., after giving effect to the Acquisitions, and adjustments described in such pro forma information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: January 14, 2019	By:	/s/ Steven R. Berrard
Steven R. Berrard
Chief Financial Officer